UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

May 27, 2008
Date of Report (Date of earliest event reported)

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120
Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 8.01	Other Events

On May 23, 2008, King Pharmaceuticals Research and Development, Inc. (“King”), a wholly-owned subsidiary of King Pharmaceuticals, Inc., exercised an option under the License, Development and Commercialization Agreement dated as of October 30, 2007 between King and us, to license from us a third immediate-release opioid analgesic product utilizing our proprietary AVERSION® Technology and paid us the $3 million exercise price. A press release issued by us in connection with the option exercise is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release of the Registrant dated May 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date: May 27, 2008

EXHIBIT INDEX

ExhibitNumber	Description

99.1	Press Release of the Registrant dated May 27, 2008.